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DYNATECH CORPORATION                                                 EXHIBIT 11


         COMPUTATION OF PER SHARE EARNINGS
         ---------------------------------

                                                                                Historical
                                                                                  Weighted
                                                                                   Average
                                                                                    Shares
                                                                                ----------
         For the year ended March 31, 1995:
                  Weighted average common stock outstanding,
                  net of treasury stock                                         17,846,000
                                                                                ==========

         For the year ended March 31, 1996:
                  Common stock outstanding, net of treasury stock,
                  beginning of year                                             17,572,000
                  Weighted average treasury stock issued during the year           461,000
                  Weighted average common stock equivalents                        351,000
                  Weighted average treasury stock repurchased                      (69,000)
                                                                                ----------

                  Weighted average common stock outstanding,
                  net of treasury stock                                         18,315,000
                                                                                ==========

         For the year ended March 31, 1997:
                  Common stock outstanding, net of treasury stock,
                  beginning of year                                             17,584,000
                  Weighted average treasury stock issued during the year           144,000
                  Weighted average common stock equivalents                        838,000
                  Weighted average treasury stock repurchased                     (538,000)
                                                                                ----------

                  Weighted average common stock outstanding,
                  net of treasury stock                                         18,028,000
                                                                                ==========
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